Exhibit 10.3

ADMINISTRATION AGREEMENT

among

NISSAN AUTO RECEIVABLES 2025-B OWNER TRUST

as Issuer,

NISSAN MOTOR ACCEPTANCE COMPANY LLC,

as Administrator,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,

as Indenture Trustee

Dated as of November 25, 2025

-i-	NAROT 2025-B Administration Agreement

ADMINISTRATION AGREEMENT

This ADMINISTRATION AGREEMENT, dated as of November 25, 2025 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), is among NISSAN AUTO RECEIVABLES 2025-B OWNER TRUST, a Delaware statutory trust (the “Issuer”), NISSAN MOTOR ACCEPTANCE COMPANY LLC, a Delaware limited liability company (“NMAC”), as administrator (the “Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (“U.S. Bank”), not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer was formed pursuant to a trust agreement, dated as of October 13, 2025, as amended and restated by the amended and restated trust agreement, dated as of the date hereof (the “Trust Agreement”), between Nissan Auto Receivables Company II LLC, a Delaware limited liability company (“NARC II”), as depositor, Wilmington Trust, National Association, as owner trustee (in such capacity, and not individually, the “Owner Trustee”), and the Indenture Trustee, as certificate registrar and paying agent;

WHEREAS, the Issuer has issued the Notes pursuant to the Indenture and has entered into certain agreements in connection therewith, including, (i) the Indenture, (ii) the Note Depository Agreement, (iii) the Asset Representations Review Agreement, (iv) the Sale and Servicing Agreement, (v) the Securities Account Control Agreement and (vi) this Agreement (the Trust Agreement and each of the agreements referred to in clauses (i) through (vi) are referred to herein collectively as the “Issuer Documents”);

WHEREAS, the Issuer desires to appoint NMAC as Administrator to perform certain of the duties of the Issuer under the Issuer Documents and to provide such additional services consistent with the terms of this Agreement and the other Issuer Documents as the Issuer may from time to time request; and

WHEREAS, the parties desire to enter into this agreement to provide for, among other things, the Administrator’s provision of certain services to the Issuer.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

Section 1.01 Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof, among the Issuer, NMAC, as servicer, NARC II, as seller, and the Indenture Trustee (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Sale and Servicing Agreement”), as the case may be.

1	NAROT 2025-B Administration Agreement

Section 1.02 Other Interpretive ProvisionsSection 1.03 . For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this Agreement as a whole and not to any particular part, Article or Section within this Agreement, (iii) references to an Article or Section such as “Article One” or “Section 1.01” shall refer to the applicable Article or Section of this Agreement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this Agreement include all Exhibits hereto, (xi) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding” and (xii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form.

ARTICLE 2.

DUTIES OF THE ADMINISTRATOR

Section 2.01 Duties of the Administrator.

(a) Duties with respect to the Issuer Documents.

(i) Subject to the limitations set forth in clause (c) below, the Administrator agrees to perform all its duties as Administrator under the Issuer Documents and the duties of the Issuer under the Issuer Documents. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Issuer Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Issuer when action by the Issuer is necessary to comply with the Issuer’s duties under Issuer Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, notices, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Issuer Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Issuer Documents and shall prepare, obtain, execute, file and deliver on behalf of the Issuer all such documents, notices, reports, filings, instruments, certificates, notices and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Issuer Documents or otherwise by law.

(ii) The Administrator shall also:

(A) pay the Indenture Trustee and the Owner Trustee from time to time the reasonable compensation provided for in the Indenture and the Trust Agreement, respectively;

2	NAROT 2025-B Administration Agreement

(B) reimburse the Indenture Trustee and the Owner Trustee for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee or the Owner Trustee to the extent the Indenture Trustee or the Owner Trustee is entitled to such reimbursement pursuant to Section 6.07 of the Indenture or Sections 8.01 and 8.02 of the Trust Agreement, as applicable; and

(C) indemnify the Indenture Trustee, the Calculation Agent and the Owner Trustee and the other Indemnified Parties for, and hold each harmless against, any losses, liability or expense to the extent the Indenture Trustee, the Calculation Agent or the Owner Trustee or the other Indemnified Parties are entitled to such indemnification pursuant to the Indenture or the Trust Agreement, as applicable.

(b) Additional Duties.

(i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations, and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate persons of all such documents, notices, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Issuer Documents (other than any notice required to be delivered by the Owner Trustee pursuant to Sections 6.03(e) and 10.04 of the Trust Agreement), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Issuer Documents; provided, however, that the Administrator shall have no obligation to make any payment required to be made by the Issuer under any Issuer Document (except as specified in Section 2.01(a)(ii) above); provided, further, that the Administrator shall have no obligation, and the Owner Trustee shall be required to fully perform its duties, with respect to the obligations of the Owner Trustee specified under the Trust Agreement and to otherwise comply with the requirements of the Owner Trustee pursuant to or related to Regulation AB. Subject to Section 3.02 of this Agreement, and in accordance with the reasonable written directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Issuer Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

(ii) Notwithstanding anything in this Agreement or the other Issuer Documents to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to a Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the other Issuer Documents to the contrary, the Administrator shall be responsible for performance of the duties of the Administrator set forth in Section 5.04(a), (b), (c), (d), (e) and (f) of the Trust Agreement with respect to, among other things, accounting and reports to the Certificateholders; provided, however, that the Owner Trustee shall remain exclusively responsible for the mailing of the

3	NAROT 2025-B Administration Agreement

Schedule K-1s necessary to enable each Certificateholder to prepare its federal and state income tax returns. Further, pursuant to Section 9.01(c) of the Trust Agreement, the Administrator shall deliver notice to the Owner Trustee of a termination of the Trust Agreement pursuant to Section 9.01 thereof (if such notice has not been delivered by the Servicer).

(iv) If any Certificateholder is not the Administrator or any of its Affiliates, the Administrator may satisfy its obligations with respect to clauses (ii) and (iii) above and under the Trust Agreement by retaining, at the expense of the Administrator, a firm of independent public accountants (the “Accountants”) which shall perform the obligations of the Administrator thereunder. In connection with clause (ii) above, if any Certificateholder is not the Administrator or any of its Affiliates, then the Administrator will cause the Accountants to provide, prior to December 1 of each year, a letter in form and substance satisfactory to the Owner Trustee as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

(v) The Administrator shall perform the duties of the Administrator specified in Section 10.02 and Section 10.03 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(vi) The Administrator shall perform all duties and obligations applicable to or required of the Issuer set forth in the Sale and Servicing Agreement in accordance with the terms and conditions thereof.

(vii) The Administrator shall obtain on behalf of the Trust, at its own expense, all licenses required to be held by the Issuer under the laws of any jurisdiction in connection with ownership of the Receivables, and shall make all filings and pay all fees as may be required in connection therewith during the term hereof.

(viii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(c) Non-Ministerial Matters.

(i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent thereto or provided an alternative direction. For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(A) the amendment of the Indenture or execution of any supplement to the Indenture;

4	NAROT 2025-B Administration Agreement

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C) the amendment, change or modification of any of the Issuer Documents;

(D) the appointment of successor Note Registrars, successor Paying Agents or successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by any Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

(E) the removal of the Indenture Trustee.

(ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (A) make any payments to the Noteholders under the Issuer Documents, (B) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (C) take any other action that the Issuer directs the Administrator not to take on its behalf.

(d) Notices to Rating Agencies. The Administrator will deliver to each Rating Agency notice (which notice shall be deemed to be delivered if delivered in accordance with Section 3.04) of the occurrence of (i) any event of default for which it has been provided notice pursuant to Section 3.18 of the Indenture; (ii) any merger or consolidation of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (iii) any supplemental indenture pursuant to Section 9.01 and Section 9.02 of the Indenture; (iv) any merger or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; (v) any amendment to the Trust Agreement pursuant to Section 11.01 of the Trust Agreement; (vi) any Servicer Default for which it has been provided notice pursuant to Section 8.01 of the Sale and Servicing Agreement; and (vii) any termination of, or appointment of a successor to, the Servicer for which it has been provided notice pursuant to Section 8.03 of the Sale and Servicing Agreement.

Section 2.02 RecordsSection 2.03 . The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee and the Indenture Trustee at any time during normal business hours upon reasonable advance written notice.

Section 2.03 Additional Information to be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 2.04 Administrator’s Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a monthly payment of compensation in an amount to be agreed to between the Administrator and the Servicer, which shall be solely an obligation of the Servicer.

5	NAROT 2025-B Administration Agreement

Section 2.05 Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its or their sole discretion, from acting as an administrator for any other person or entity, or in a similar capacity therefor, even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

Section 2.06 Term of Agreement. This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.

Section 2.07 Resignation and Removal of Administrator.

(a) Subject to Section 2.07(d) of this Agreement, the Administrator may resign its duties hereunder by providing the Issuer with at least 30 days’ prior written notice.

(b) Subject to Section 2.07(d) of this Agreement, the Issuer may remove the Administrator without cause by providing the Administrator at least 30 days’ prior written notice.

(c) Subject to Section 2.07(d) of this Agreement, at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i) the Administrator shall fail to perform in any material respect any of its duties under this Agreement and, after notice of such default, shall not cure such default within 90 days (or, if such default cannot be cured in such time, shall not give within such 90 days such assurance of timely and complete cure as shall be reasonably satisfactory to the Issuer); or

(ii) an Insolvency Event shall occur with respect to the Administrator.

The Administrator agrees that if the event specified in clause (ii) of this Section 2.07(c) shall occur, it shall give written notice thereof to the Issuer, the Owner Trustee and the Indenture Trustee within seven (7) calendar days after the occurrence of such event.

(d) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement on substantially the same terms as the Administrator is bound hereunder. Promptly after the appointment of any successor Administrator, the successor Administrator shall provide notice of such appointment to each Rating Agency.

Section 2.08 Action Upon Termination Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 2.06 or the resignation or removal of the Administrator pursuant to Section 2.07(a), 2.07(b) or 2.07(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 2.07(a) deliver to the order of the Issuer all property and documents representing or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 2.07(a), 2.07(b) or 2.07(c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

6	NAROT 2025-B Administration Agreement

Section 2.09 Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is consented to in writing by the Issuer, the Owner Trustee and the Indenture Trustee, and the conditions precedent to appointment of a successor Administrator set forth in Section 2.07 are satisfied. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Owner Trustee and the Indenture Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

ARTICLE 3.

MISCELLANEOUS PROVISIONS

Section 3.01 Amendments.

(a) Any term or provision of this Agreement may be amended by the Administrator and the Indenture Trustee, without the consent of any other Person, subject to the satisfaction of one of the following conditions:

(i) the Administrator delivers an Officer’s Certificate or Opinion of Counsel to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders; or

(ii) the Rating Agency Condition is satisfied with respect to such amendment and the Administrator notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment.

(b) This Agreement may also be amended by the Administrator and the Indenture Trustee (i) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders with the consent of the holders of Notes evidencing at least a majority of the Outstanding Principal Amount of the Controlling Class of the Notes or (ii) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders with the consent of Certificateholders evidencing at least a majority of the beneficial interest in the Outstanding Certificates. It shall not be necessary for the consent of Noteholders or Certificateholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such

7	NAROT 2025-B Administration Agreement

consent approves the substance thereof. For purposes of this Section 3.01, if NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes, such Person (or Persons) may consent to such amendment on behalf of the Noteholders. In determining whether NMAC and/or its Affiliates is the holder of Notes representing 100% of the Note Balance of the Outstanding Notes for purposes of the preceding sentence, any party shall be entitled to rely on an Officer’s Certificate or similar certification of NMAC or any Affiliate thereof to such effect.

(c) Prior to its execution of any amendment to this Agreement, each of the Owner Trustee and the Indenture Trustee shall be entitled to received and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. No amendment pursuant to this Section 3.01 shall be effective which affects the rights, protections, liabilities or duties of the Indenture Trustee or the Owner Trustee without the prior written consent of such Person (which consent shall not be unreasonably withheld or delayed). The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties, liabilities or immunities under this Agreement.

(d) Prior to the execution of any amendment to this Agreement, the Administrator shall provide each Rating Agency, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. Promptly after the execution of any amendment to this Agreement, the Administrator shall furnish a copy of such amendment to each Rating Agency, the Indenture Trustee and the Owner Trustee.

(e) In the event that any Certificates are held by anyone other than NMAC or any of its Affiliates, this Agreement may only be amended if, in addition, (i) Certificateholders evidencing at least a majority of the beneficial interest in the Outstanding Certificates consent to such amendment or (ii) such amendment shall not, as evidenced by an Officer’s Certificate of the Administrator or an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Certificateholders.

Section 3.02 Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Owner Trustee or the Indenture Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 3.03 No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuer, the Owner Trustee or the Indenture Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

8	NAROT 2025-B Administration Agreement

Section 3.04 Notices. All demands, notices, communications and instructions upon or to the Administrator, the Issuer, the Indenture Trustee, the Owner Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, mailed by certified mail, return receipt requested, or delivered by facsimile or electronically by email (if an email address is provided), and shall be deemed to have been duly given upon receipt, in each case as specified on Schedule I to the Sale and Servicing Agreement or at such other address as shall be designated by written notice to the other parties. All notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies by the Administrator hereunder shall be delivered by the Administrator to each Rating Agency then rating the Notes; provided, however, that all notices, requests, reports, consents or other communications required to be delivered to the Rating Agencies hereunder or under any other Basic Document shall be deemed to be delivered if a copy of such notice, request, report, consent or other communication has been posted on any website maintained by or on behalf of NMAC pursuant to a commitment to any Rating Agency relating to the Notes in accordance with 17 C.F.R. 240 17g-5(a)(3).

Section 3.05 Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAWS, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) Each of the parties hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 3.04 of this Agreement;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Basic Document, or any matter arising hereunder or thereunder.

9	NAROT 2025-B Administration Agreement

Section 3.06 No Petition. Notwithstanding any prior termination of this Agreement, the Administrator shall not, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party, acquiesce, petition or otherwise invoke or cause such Bankruptcy Remote Party to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bankruptcy Remote Party under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bankruptcy Remote Party or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer. This Section shall survive the complete to partial termination or assignment of this agreement.

Section 3.07 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 3.08 Counterparts and Electronic Signature. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be digitally or electronically signed, and that any digital or electronic signatures (including pdf, facsimile or electronically imaged signatures provided by a digital signature provider) appearing on this Agreement or such other documents shall have the same effect as manual signatures for the purpose of validity, enforceability and admissibility. Other than with respect to instances in which manual signatures are expressly required by this paragraph, each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any digital or electronic signature appearing on this Agreement or any other documents to be delivered in connection herewith and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

Section 3.09 Severability of Provisions. If any one or more of the agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid or unenforceable in any jurisdiction, then such agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the other rights of the parties hereto.

Section 3.10 Not Applicable to NMAC in Other Capacities. Nothing in this Agreement shall affect any obligation, right or benefit NMAC may have in any other capacity or under any Basic Document.

10	NAROT 2025-B Administration Agreement

Section 3.11 Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Wilmington Trust, National Association (“WTNA”), not individually or personally, but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by WTNA, but is made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on WTNA, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (iv) WTNA has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer or any other Person in this Agreement and (v) under no circumstances shall WTNA be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Eight of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed by U.S. Bank, not in its individual capacity, but solely in its capacity as Indenture Trustee and in no event shall U.S. Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. Additionally, the Indenture Trustee in its capacity hereunder shall be afforded the same indemnities, protections, rights, powers and immunities set forth in the Indenture as if such indemnities, protections, rights, powers and immunities were specifically set forth herein.

Section 3.12 Third Party Beneficiary. The Owner Trustee is a third party beneficiary of this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

[The remainder of this page intentionally left blank]

11	NAROT 2025-B Administration Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

NISSAN AUTO RECEIVABLES 2025-B OWNER TRUST

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee

By:	/s/ Erika Forshtay
Name:	Erika Forshtay
Title:	Vice President

S-1	NAROT 2025-B Administration Agreement

NISSAN MOTOR ACCEPTANCE COMPANY LLC, as Administrator

By:	/s/ Kevin J. Cullum
Name:	Kevin J. Cullum
Title:	President

S-2	NAROT 2025-B Administration Agreement

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:	/s/ Juan S. Hernandez
Name:	Juan S. Hernandez
Title:	Vice President

S-3	NAROT 2025-B Administration Agreement